Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT dated as of May 13, 2016 (this “Amendment”), is among MASTEC, INC., a Florida corporation (the “Company”), MASTEC NORTH AMERICA, INC., a Florida corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender (as defined below), each of the other Lenders party hereto and each of the Subsidiary Guarantors party hereto.
RECITALS:

A.The Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into a Third Amended and Restated Credit Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below);
B.The Borrowers have requested to amend the Existing Credit Agreement in order to increase the Letter of Credit Sublimit; and
C.Subject to the terms and conditions set forth below, the parties hereto have agreed to so amend the Existing Credit Agreement.
In furtherance of the foregoing, the parties agree as follows:

Section 1.    Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby as follows:

(a)    Section 1.02 is amended to add the following new definitions in alphabetical order, all to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent entity.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
    “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The definition of “Defaulting Lender” set forth in Section 1.02 is amended to add a new subclause “(iii)” to clause (d) thereof to read as follows:

or (iii) become the subject of a Bail-in Action;
(c)     The definition of “Letter of Credit Sublimit” set forth in Section 1.02 is amended and restated to read as follows:
“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $650,000,000, as such amount may be adjusted from time to time in accordance with this Agreement, and (b) the Aggregate (USD) Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate (USD) Commitments.
(d)    Section 2.17(a)(iv) is amended to restate the last sentence thereof to read as follows:
Subject to Section 10.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(e)    Section 10.17 is amended and restated to read as follows:
10.17 Electronic Execution of Assignments and Certain Other Documents. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
(f)    Article X is amended to add a new Section 10.22 to the end thereof to read as follows:
10.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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Section 2.    Conditions Precedent. The parties hereto agree that this Amendment shall be effective as of the date first set forth above (such date, the “Amendment Effective Date”) upon the Administrative Agent’s receipt of a counterpart of this Amendment, duly executed and delivered by each of the Borrowers, the Subsidiary Guarantors, the Administrative Agent, each L/C Issuer and the Required Lenders, each of which shall be originals or facsimiles or electronic copies (including “PDF” and “TIFF” files) (followed promptly by originals), and properly executed by a Responsible Officer of the signing Loan Party, as applicable.

Section 3.    Representations And Warranties.

(a)    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(i)    The representations and warranties of (A) each Borrower contained in Article V of the Credit Agreement and (B) each Loan Party contained in each other Loan Document are true and correct in all material respects on and as of the date hereof, except that (x) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects as of such earlier date), and (z) for purposes of this Amendment, the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement, as applicable.

(ii)    Since December 31, 2015, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)    No Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment.

(iv)    This Amendment has been duly authorized by all necessary corporate or other organizational action of such Borrower and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

(v)    No consents, licenses or approvals are required in connection with (A) the execution, delivery and performance by each Borrower and the validity against each Borrower of this Amendment or (B) the performance by, or validity against, any Loan Party of any Loan Document (after giving effect to this Amendment), in each case except those which have been obtained.

(b)    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized by all necessary corporate or other organizational action of such Subsidiary Guarantor and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

Section 4.    Miscellaneous.

(a)    Ratification and Confirmation of Loan Documents. Each Borrower and each Subsidiary Guarantor hereby consents to, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents (including, without limitation, the continuation of such Person’s payment and performance obligations thereunder and the continuation of the liens and security interests granted thereunder) to which such Person is a party (other than any Loan Document which has been terminated or has expired pursuant to its terms) and the enforceability of each such Loan Document against such Person in accordance with its terms (except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws), in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Lo0an Documents. On and after the Amendment Effective Date, this Amendment shall for all purpose constitute a Loan Document.

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(b)    Fees and Expenses. The Company shall pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent (subject to the limitations set forth in Section 10.04(a) of the Credit Agreement).

(c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law that would require the application of the laws of another jurisdiction, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

MASTEC, INC.
MASTEC NORTH AMERICA, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    Chief Operating Officer
SUBSIDIARY GUARANTORS:

CAM COMMUNICATIONS, INC.
DYNAMIC TOWER SERVICES, INC.
DYNIS LLC
DYNIS TOWER SOLUTIONS, LLC
ENERGY ERECTORS, INC.
MASTEC ETS SERVICE COMPANY, LLC
MASTEC NETWORK SOLUTIONS, INC.
MASTEC RENEWABLES CONSTRUCTION
COMPANY, INC.
MASTEC RESIDENTIAL SERVICES, LLC
OPTIMA NETWORK SERVICES, INC.
OPTIMUM TOTAL SOURCE, LLC
POWER PARTNERS MASTEC LLC
POWER PARTNERS MASTEC, INC.
THREE PHASE ACQUISITION CORP.
THREE PHASE LINE CONSTRUCTION, INC.
WANZEK CONSTRUCTION, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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BOTTOM LINE SERVICES, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    Investor Manager
EC SOURCE SERVICES, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    Executive Vice President and Secretary
EC SOURCE AVIATION, LLC
By:    EC Source Services, LLC, the Sole Member
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    Executive Vice President and Secretary
GO GREEN SERVICES, LLC
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    Initial Manager
ENERGY ENVIRONMENTAL GROUP, INC.
MASTEC NETWORK SOLUTIONS, LLC
T&D POWER, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:    Executive Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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MASTEC WIRELESS SERVICES, LLC
By: /s/ George Pita
Name:     George Pita
Title: Executive Vice President and Chief Financial Officer

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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PRECISION ACQUISITION, LLC
By:    MasTec, Inc., the Sole Member
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:

PRECISION PIPELINE LLC
PRECISION TRANSPORT COMPANY, LLC
PUMPCO, INC.
By: /s/ Robert E. Apple
Name:     Robert E. Apple
Title:

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent
By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ David Gutierrez
Name: David Gutierrez
Title: SVP

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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WELLS FARGO BANK, N.A., as a Lender
By: /s/ Katherine A Harkness
Name: Katherine A Harkness
Title: Senior Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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SUNTRUST BANK, as a Lender and Co-Syndication Agent
By: /s/ David A. Ernst
Name: David A. Ernst
Title: Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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BANK OF MONTREAL, as a Lender, Co-Documentation Agent and L/C Issuer
By: /s/ Michael Gift
Name: Michael Gift
Title: Director

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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PNC BANK, NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent

By: /s/ Krutesh Trivedi
Name: Krutesh Trivedi
Title: Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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COMPASS BANK, as a Lender and Co-Documentation Agent

By: /s/ Peter Lewin
Name: Peter Lewin
Title: Senior Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent

By: /s/ Rafael De Paoli
Name: Rafael De Paoli
Title: Senior Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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BARCLAYS BANK PLC, as a Lender

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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REGIONS BANK, as a Lender

By: /s/ Alfred J. Bacchi
Name: Alfred J. Bacchi
Title: Managing Director

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ John A. Horst
Name: John A. Horst
Title: Executive Director

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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BANK UNITED, as a Lender

By: /s/ Charles J. Klenk
Name: Charles J. Klenk
Title: Senior Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Charles Graeub III
Name: Charles Graeub, III
Title: Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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FLORIDA COMMUNITY BANK N.A., as a Lender

By: /s/ Irene Marshall
Name: Irene Marshall
Title: SVP

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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SYNOVUS BANK, as a Lender

By: /s/ Michael Sawicki
Name: Michael Sawicki
Title: Director and SVP

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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BANCO DE SABADELL, S.A. – MIAMI BRANCH, as a Lender

By: /s/ Maurici Lladó
Name: Maurici Lladó
Title: Executive Director, Corporate Banking America &Asia

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By: /s/ Christopher Meade
Name: Christopher Meade
Title: Vice President

By: /s/ Alexander Birr
Name: Alexander Birr
Title: Senior Vice President

AMENDMENT NO. 6 TO CREDIT AGREEMENT
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